General
New York Municipal
Bond Fund, Inc.

ANNUAL REPORT
October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General New York
                                                      Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General New York Municipal Bond Fund, Inc., covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Despite some fluctuations due to changing economic conditions, municipal bond prices generally rose modestly over the 12-month reporting period. Most of those gains were achieved after January 2000, with a rally in the municipal bond market. More recently, most sectors of the municipal bond market also benefited from slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in General New York Municipal Bond Fund, Inc.



/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000

2




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform during the period?

The fund achieved a 8.36% total return over the 12-month period ended October 31, 2000.(1) In comparison, the Lipper New York Municipal Debt Funds category average returned 7.91% over the same period.(2)

We attribute the fund's good absolute performance to a relatively strong investment environment for municipal bonds, particularly over the past 10 months. The market rally was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors affecting New York municipal bonds. The fund's good relative performance is largely the result of our security selection strategy, which positioned the fund appropriately to participate in the market rally.

What is the fund's investment approach?

The fund's goal is to seek a high level of federal and New York state and city tax-exempt income from a diversified portfolio of longer term municipal bonds. We also manage the fund to achieve a competitive total return, which includes
both    income    and    changes    in    share    price.

In pursuing these objectives, we first attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide attractive yields. These bonds comprise the portfolio's long-term core position. We continually endeavor to identify maturity ranges that will provide the most favorable returns.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available
for    the    purchase    of    higher

                                                                     The  Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began on November 1, 1999, the U.S. and New York economies continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates four times between November 1999 and May 2000. Subsequently, signs emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate suggested that the Fed's restrictive monetary policies could be near an end.

In addition, the continuing strength of the New York economies helped keep New York municipal bond yields relatively attractive compared to those of bonds from other states. New York and its municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a sharply reduced supply of securities compared to the same period one year earlier. At the same time, demand has been strong from New York residents seeking to protect their wealth. When demand rises and supply falls, prices of existing bonds generally tend to
move    higher.

In this environment, we moved from a relatively defensive strategy during 1999's market decline to a more aggressive stance in early 2000, which positioned the fund to take advantage of the ensuing market rally as bond yields fell. More specifically, we sold holdings of bonds that were likely to be redeemed by their issuers over the near term, which we had held for their ability to cushion volatility during 1999' s more difficult market conditions. In addition, we shifted assets from intermediate-term bonds to longer term bonds, effectively enhancing our ability to lock in prevailing yields.

4


What is the fund's current strategy?

After the market's substantial rally and in light of evidence of a continuing economic slowdown, we have recently backed off of our relatively aggressive posture, preferring instead to adopt a more conservative approach in advance of traditional year-end market pressures. This shift included the sale of bonds priced at a discount to their face value, which tend to do best during market rallies but generally lag at other times. We have redeployed some of those assets to income-oriented bonds in the 20-year maturity range. In addition, our purchase of New York tobacco bonds, which securitized the state's share of the tobacco industry litigation settlement, helped improve the fund' s coupon protection from the effects of early redemptions and bond calls. As volatility continues in other investment markets, such as equities, we believe that the municipal bond market should remain firm through year-end.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                                      The Fund 5

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in General New York Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00

                        1 Year                   5 Years                10 Years
--------------------------------------------------------------------------------

FUND                    8.36%                    5.01%                   7.06%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE GENERAL NEW YORK MUNICIPAL BOND FUND, INC. ON 10/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6




STATEMENT OF INVESTMENTS

October 31, 2000



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.9%                                                        Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--90.0%

Albany Industrial Development Agency:

  Civic Facility Revenue (Sage Colleges Project)

      5.30%, 4/1/2029                                                                         2,265,000                2,074,310

   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                                               5,600,000                5,515,048

   LR:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      3,180,000                3,250,723

      (New York State Department of Health Building Project)

         7.25%, 10/1/2010                                                                     1,710,000                1,778,468

Cohoes Industrial Development Agency, IDR (Norlite Corp.

  Project) 6.75%, 5/1/2009

   (LOC; Dresdner Bank, Prerefunded 5/1/2002)                                                 2,400,000  (a)           2,522,928

Erie County Asset Securitization Corp.

   6.50%, 7/15/2032                                                                           3,500,000                3,560,305

Franklin County Solid Waste Management Authority, Solid

   Waste Systems Revenue 6.125%, 6/1/2009                                                     1,350,000                1,341,212

Huntington Housing Authority, Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 6%, 5/1/2029                                             1,370,000                1,123,592

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,492,773

Long Island Power Authority, Electric System Revenue

   5.25%, 12/1/2026 (Insured; MBIA)                                                           2,000,000                1,900,560

Metropolitan Transportation Authority, Transportation Facilities

  Revenue:

      4.982%, 7/1/2014 (Insured; FSA)                                                         2,000,000  (b,c)         1,995,580

      6%, 7/1/2016 (Insured; FSA)                                                             5,000,000                5,261,150

      6.50%, 7/1/2018 (Insured; FGIC) (Prerefunded 7/1/2002)                                  4,000,000  (a)           4,217,280

      4.75%, 7/1/2026 (Insured; FGIC)                                                         2,000,000                1,748,940

Nassau County Industrial Development Agency, Civic Facility

  Revenue (Hofstra University Project)

   4.75%, 7/1/2028 (Insured; MBIA)                                                            2,000,000                1,736,920

New York City:

   6.375%, 8/15/2012                                                                          2,670,000                2,839,011

   5.875%, 8/15/2013                                                                          3,300,000                3,437,676

   6%, 8/1/2016                                                                               4,000,000                4,151,240

   5.875%, 8/15/2016                                                                          2,715,000                2,789,771

   6%, 5/15/2020                                                                              3,000,000                3,128,130

New York City Industrial Development Agency:

  Civic Facility Revenue:

      (College of Aeronautics Project) 5.50%, 5/1/2028                                        1,600,000                1,469,792

      (YMCA of Greater New York Project) 5.80%, 8/1/2016                                      1,900,000                1,912,464

                                                                                                     The Fund 7


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency (continued):

  IDR:

      (Brooklyn Navy Yard) 5.75%, 10/1/2036                                                   1,970,000                1,787,558

      (LaGuardia Association LP Project) 6%, 11/1/2028                                        3,790,000                3,249,508

   Special Facility Revenue (Terminal One Group

      Association Project) 6%, 1/1/2019                                                       3,000,000                3,057,630

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue:

      5.50%, 6/15/2023                                                                        2,000,000                1,960,560

      5.75%, 6/15/2031 (Insured; FGIC)                                                        2,000,000                2,020,460

New York City Transitional Finance Authority,

   Future Tax Secured Revenue 6%, 11/15/2013                                                  3,000,000                3,245,250

State of New York 5.70%, 3/15/2013                                                            2,000,000                2,067,420

New York State Dormitory Authority, Revenues:

   4201 School Program 5%, 7/1/2018                                                           2,000,000                1,891,000

   Consolidated City University Systems:

      5.35%, 7/1/2009 (Insured; FGIC)                                                         3,000,000                3,129,720

      5.75%, 7/1/2013                                                                        10,005,000                10,581,588

      5.25%, 7/1/2014 (Insured; FGIC)                                                         2,230,000                2,250,025

      5.625%, 7/1/2016                                                                        2,500,000                2,586,900

      5.75%, 7/1/2018                                                                         2,500,000                2,591,375

      6.30%, 7/1/2024 (Insured; AMBAC)

         (Prerefunded 7/1/2004)                                                               2,800,000  (a)           3,020,416

   Department of Health:

      5.75%, 7/1/2017                                                                         5,240,000                5,358,424

      (Roswell Park Cancer)

         6.625%, 7/1/2024 (Prerefunded 7/1/2005)                                              2,700,000  (a)           2,993,004

   (Miriam Osborne Memorial Home)

      6.875%, 7/1/2019 (Insured; ACA)                                                         1,475,000                1,632,825

   (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured MBIA)                                                          5,765,000                5,444,697

   Secured Hospital (New York Downtown Hospital)

      5.30%, 2/15/2020 (Insured; MBIA)                                                        5,000,000                4,809,750

   State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,060,000                2,202,284

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   3,825,000  (a)           4,134,557

      5.50%, 5/15/2026 (Insured; MBIA)                                                        6,400,000                6,300,608

New York State Energy Research and Development Authority,

  Revenue:

    Electric Facilities (Long Island Lighting Co.)

         5.30%, 11/1/2023                                                                     1,600,000                1,485,504

8

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development Authority
  Revenue (continued):

      Facilities (Consolidated Edison Co. of
         New York, Inc. Project)

         6.375%, 12/1/2027 (Insured; MBIA)                                                    5,000,000                5,093,650

      Gas Facilities Revenue (Brooklyn Union Gas Co. Project)

         6.368%, 4/1/2020                                                                     5,000,000                5,262,900

New York State Environmental Facilities Corp.

   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                         5,200,000                5,435,248

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 11/1/2007                                                            6,000,000                6,348,900

   (Housing Mortgage Project)

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,965,000                2,028,135

   (LooseStrife Fields Apartments and Fairway Manor)

      6.75%, 11/15/2036 (Insured; FHA)                                                        5,855,000                6,102,257

   Service Contract Obligation:

      6%, 9/15/2016                                                                           8,675,000                8,951,299

      5.50%, 9/15/2018                                                                        6,000,000                5,915,700

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                5,144,500

New York State Medical Care Facilities Finance Agency:

  Hospital & Nursing Home Insured Mortgage Revenue:

      6.125%, 2/15/2015                                                                       5,170,000                5,408,285

      6.125%, 2/15/2015 (Insured; MBIA)                                                       4,000,000                4,201,840

   (Mental Health Services Facilities Improvement)

      6.25%, 8/15/2018

      (Insured; AMBAC) (Prerefunded 2/15/2002)                                                2,000,000  (a)           2,086,480

   (Sisters of Charity Hospital)

      6.625%, 11/1/2018 (Insured; AMBAC)                                                      2,000,000                2,073,740

New York State Mortgage Agency, Homeowner Revenue:

   6%, 4/1/2017                                                                               2,000,000                2,048,960

   6.60%, 10/1/2019                                                                           3,500,000                3,625,160

   6.05%, 4/1/2026                                                                            4,915,000                4,996,736

   6.40%, 4/1/2027                                                                            3,875,000                4,020,700

   5.95%, 4/1/2030                                                                            3,490,000                3,503,681

New York State Thruway Authority, Service Contract Revenue,

  Local Highway and Bridge:

      6%, 4/1/2012                                                                            3,195,000                3,381,780

      6.25%, 4/1/2014 (Prerefunded 4/1/2005)                                                  2,000,000  (a)           2,172,820

      5.75%, 4/1/2016                                                                         4,950,000                5,028,804

      5.75%, 4/1/2019                                                                         2,000,000                2,025,680

                                                                                                     The Fund 9
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Urban Development Corp.,

  Correctional Facilities Revenue:

      5.50%, 1/1/2014                                                                         3,000,000                3,089,130

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                3,135,810

      5.375%, 1/1/2015 (Insured; FSA)                                                         3,000,000                3,021,030

Newburgh Industrial Development Agency, IDR (Bourne and

  Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                    1,000,000                984,130

      5.75%, 2/1/2032 (Guaranteed; SONYMA)                                                    1,535,000                1,498,943

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   6.125%, 4/1/2014 (Insured; AMBAC)                                                          2,700,000                2,816,046

North Country Development Authority, Solid Waste

  Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,456,552

Onondaga County Industrial Development Agency,

  Sewer Facilities Revenue

   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024                                        4,000,000                4,127,520

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glenn Arden Inc. Project) 5.625%, 1/1/2018                                                1,000,000                823,030

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           7,160,000                7,470,601

   6.25%, 1/15/2027 (Insured; AMBAC)                                                          2,000,000                2,038,020

   4.375%, 10/1/2033 (Insured; FGIC)                                                          2,000,000                1,595,660

   Port, Airport and Marina Revenue (Consolidated Bond

      116th Series) 4.25%, 10/1/2026 (Insured; FGIC)                                          3,000,000                2,406,270

   Special Obligation Revenue

      (Special Project-JFK International Air Terminal)

      6.25%, 12/1/2013 (Insured; MBIA)                                                        5,000,000                5,561,550

Rensselaer County Industrial Development Agency, IDR

   (Albany International Corp.) 7.55%, 6/1/2007                                               4,000,000                4,541,240

Scotia Housing Authority, Housing Revenue (Coburg Village

   Inc. Project) 6.15%, 7/1/2028                                                              3,000,000                2,536,140

Triborough Bridge and Tunnel Authority,

  General Purpose Revenue:

      6.125%, 1/1/2021                                                                        5,000,000                5,464,350

      5.50%, 1/1/2030                                                                         2,000,000                1,958,580

10

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,000,000                4,002,360

Ulster County Industrial Development Agency, Civic Facility

   Revenue (Benedictine Hospital Project) 6.45%, 6/1/2024                                     1,950,000                1,732,770

Yonkers Industrial Development Agency, Civic Facilities

   Revenue (St. Joseph's Hospital) 5.90%, 3/1/2008                                            3,900,000                3,715,686

U.S. RELATED--8.9%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,695,000                2,679,019

Puerto Rico Electric Power Authority, Power Revenue:

   5.40%, 7/1/2013 (Insured; MBIA)                                                            3,700,000                3,852,699

   5.625%, 7/1/2019 (Insured; FSA)                                                            3,000,000                3,094,470

   5.929%, 7/1/2023 (Prerefunded 7/1/2002)                                                    2,000,000  (a)           2,076,140

   5.25%, 7/1/2029 (Insured; FSA)                                                             4,500,000                4,379,400

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      5.75%, 7/1/2019 (Insured; MBIA)                                                         2,420,000                2,528,731

      6%, 7/1/2039                                                                            6,500,000                6,783,075

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014 (Insured; ACA)                                                            4,000,000                3,963,400

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $317,927,860)                                                                                               326,238,543


SHORT-TERM MUNICIPAL INVESTMENT--.4%
------------------------------------------------------------------------------------------------------------------------------------

New York City Municipal Water Finance Authority, Sewer

  System Revenue, VRDN

  4.55% (SBPA; FGIC Securities Purchase, Inc.)

   (cost $1,500,000)                                                                          1,500,000  (d)           1,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $319,427,860)                                                                            99.3%              327,738,543

CASH AND RECEIVABLES (NET)                                                                          .7%                2,152,217

NET ASSETS                                                                                       100.0%              329,890,760

                                                                                                     The Fund 11




STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA    American Capital Access           MBIA     Municipal Bond Investors
                                                   Assurance
                                                   Insurance Corporation


AMBAC  American Municipal Bond           PCR      Pollution Control Revenue
          Assurance Corporation

FGIC   Financial Guaranty Insurance      RRR      Resources Recovery Revenue
          Company

FHA    Federal Housing Administration    SBPA     Standby Bond Purchase
                                                   Agreement



FSA    Financial Security Assurance      SONYMA   State of New York Mortgage
                                                   Association


IDR    Industrial Development Revenue    VRDN     Variable Rate Demand Notes

LOC    Letter of Credit

LR     Lease Revenue



Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              46.8

AA                               Aa                              AA                                               10.5

A                                A                               A                                                30.9

BBB                              Baa                             BBB                                               3.3

F1                               Mig1                            SP1                                                .5

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.0

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2000,  THIS
     SECURITY AMOUNTED TO $1,995,580 OR .6% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           319,427,860   327,738,543

Interest receivable                                                   5,468,566

Prepaid expenses                                                          2,567

                                                                    333,209,676
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           239,394

Cash overdraft due to Custodian                                         294,479

Payable for investment securities purchased                           2,667,969

Accrued expenses                                                        117,074

                                                                      3,318,916
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      329,890,760
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     323,905,373

Accumulated net realized gain (loss) on investments                  (2,325,296)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             8,310,683
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      329,890,760
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      17,188,274

NET ASSET VALUE, offering and redemption
price per share--Note 3(d) ($)
                                                                         19.19

SEE NOTES TO FINANCIAL STATEMENTS

                                                                     The Fund 13


STATEMENT OF OPERATIONS
Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     19,562,052

EXPENSES:

Management fee--Note 3(a)                                            2,001,089

Shareholder servicing costs--Note 3(b)                                 851,360

Professional fees                                                       53,907

Directors' fees and expenses--Note 3(c)                                 39,017

Custodian fees                                                          33,075

Prospectus and shareholders' reports                                    28,584

Registration fees                                                        6,746

Loan commitment fees--Note 2                                             1,955

Miscellaneous                                                           11,148

TOTAL EXPENSES                                                       3,026,881

INVESTMENT INCOME--NET                                              16,535,171
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,333,377)

Net unrealized appreciation (depreciation) on investments           12,476,350

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,142,973

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                26,678,144

SEE NOTES TO FINANCIAL STATEMENTS.

14



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                               ---------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,535,171           13,931,559

Net realized gain (loss) on investments        (2,333,377)             728,064

Net unrealized appreciation (depreciation)
   on investments                              12,476,350          (28,485,436)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   26,678,144          (13,825,813)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (16,632,253)         (13,871,417)

Net realized gain on investments                 (727,958)          (3,618,844)

TOTAL DIVIDENDS                               (17,360,211)         (17,490,261)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  46,362,559           49,456,495

Net assets received in connection with
   reorganization--Note 1                             --           104,039,500

Dividends reinvested                           12,139,294           12,742,031

Cost of shares redeemed                       (98,474,560)         (67,607,222)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (39,972,707)          98,630,804

TOTAL INCREASE (DECREASE) IN NET ASSETS       (30,654,774)          67,314,730
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           360,545,534          293,230,804

END OF PERIOD                                 329,890,760          360,545,534

Undistributed investment income--net                  --                97,082
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,481,701            2,444,560

Shares issued in connection
  with reorganizaion--Note 1                          --             5,461,391

Shares issued for dividends reinvested            646,977              638,682

Shares redeemed                                (5,268,865)          (3,412,586)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,140,187)           5,132,047

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund 15


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                Year Ended October 31,
                                                                      --------------------------------------------
                                                                 2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.65       20.66       20.20       19.66       19.90

Investment Operations:

Investment income--net                                            .94         .94         .96         .98        1.01

Net realized and unrealized

   gain (loss) on investments                                     .58       (1.77)        .65         .66        (.10)

Total from Investment Operations                                 1.52        (.83)       1.61        1.64         .91

Distributions:

Dividends from investment income--net                            (.94)       (.93)       (.96)       (.98)      (1.01)

Dividends from net realized
   gain on investments                                           (.04)       (.25)       (.19)       (.12)       (.14)

Total Distributions                                              (.98)      (1.18)      (1.15)      (1.10)      (1.15)

Net asset value, end of period                                  19.19       18.65       20.66       20.20       19.66
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.36       (4.16)       8.14        8.63        4.68
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                             .91         .92         .90         .91         .91

Ratio of net investment income

   to average net assets                                         4.96        4.72        4.70        4.98        5.12

Portfolio Turnover Rate                                         18.98       32.53       32.96       66.32       80.30
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         329,891     360,546     293,231     304,958     309,690

SEE NOTES TO FINANCIAL STATEMENTS.




16

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On September 23, 1999, pursuant to an Agreement and Plan of Reorganization previously approved by the fund's Board of Directors, Dreyfus New York Insured Tax Exempt Bond Fund's assets and liabilities were transferred to the fund in a tax free exchange of Common Stock of the fund at net asset value. Net assets of $104,039,500 (including $740,050 net unrealized depreciation on investments) were exchanged by Dreyfus New York Insured Tax Exempt Bond Fund for 5,461,391 shares of the fund valued at $19.05 per share.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service
from    dealers    in    such

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the
distribution    requirements    of

18

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $2,345,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not
applied,    the    carryover    expires    in    fiscal    2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from

                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended October 31 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The Plan provides payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. and not DSC, received payments under the Plan for distributing fund shares and for servicing shareholder accounts. The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 2000, the fund was charged $669,602 pursuant to the Plan, of which $441,181 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $111,568 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an atten-

20

dance fee of $6,500 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended
October 31, 2000, redemption fees charged and retained by the fund amounted to $346. Prior to June 1, 2000, the fee was chargeable within fifteen days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $62,373,246 and $94,157,616, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$8,310,683,   consisting   of  $12,589,882  gross  unrealized  appreciation  and
$4,279,199 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 21

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors General New York Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                              [ERNST & YOUNG LLP SIGNATURE LOGO]


New York, New York
December 7, 2000

22



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2000:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and

   --the  fund  hereby  designates  $.0390 per share as a long-term capital gain
   distribution    paid    on    December    9,    1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                                     The Fund 23

NOTES

                                                           For More Information

                        General New York

                        Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                       Custodian

                       The Bank of New York
                       100 Church Street
                       New York, NY 10286

                       Transfer Agent &
                       Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                       P.O. Box 9671
                       Providence, RI 02940

                       Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  949AR0010